Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions

3.    ACQUISITIONS

During the years ended 2018, the Group completed four acquisitions. The results of the acquired entities’ operations have been included in the Company’s consolidated financial statements since their respective dates of acquisition. The Group completed the valuation necessary to assess the fair value of the acquired assets and liabilities and the non-controlling interests with the assistance from an independent valuation firm, resulting from which the amounts of goodwill were determined and recognized as of the respective acquisition dates.

In January 2015, the Group acquired 50% of the equity interest in Yancheng Zexin Hotel Management Co., Ltd. (the “Zexin”) and the investment was accounted for under equity method given the Group had the ability to exercise significant influence over Zexin. In July 2018, the Group acquired additional 1% of the equity interest in Zexin for a cash consideration of RMB80,000. The acquisition closed on July 1, 2018 when the Group obtained control of Zexin’s operations holding in aggregate 51% of its equity interest. The fair value of previously held equity interest is RMB3,333,000 at the acquisition date. A gain of RMB1,344,212 (USD195,508) in relation to the revaluation of the previously held equity interest was recorded in other income, net in the consolidated statement of comprehensive income for the year ended December 31, 2018.

In July 2018, the Group acquired 100% of the equity interest in a hotel chain and 70% of the equity interest in an individual hotel for an aggregate cash consideration of RMB10,000,000 and RMB13,000,000, respectively.

In August 2018, the Group acquired 70% of the equity interest in an individual hotel for an aggregate cash consideration of RMB1,400,000.

These business acquisitions were accounted for under purchase accounting.

The net revenue and net loss of the acquirees included in the consolidated statements of operations for the year ended December 31, 2018 were RMB14,148,551 and RMB 332,960, respectively. Pro forma financial information of the acquirees are not presented as the effects of the acquisitions on the Group’s consolidated financial statements were immaterial.

The following is a summary of the fair values of the assets acquired and liabilities assumed:

	2018	Amortization Period
Current assets (i)	11,520,969
Property and equipment	32,618,088	3 - 17 years
Intangible assets
Favorable leases	20,095,000	Remaining lease terms
Trademark	1,530,000	Remaining beneficial period
Goodwill	2,827,885
Current liabilities	(18,636,959)
Deferred tax liabilities	(5,406,250)
Noncontrolling interest	(8,509,857)
Total	36,038,876

(i)	Current assets acquired primarily included cash and cash equivalent of RMB1,177,106, other receivables of RMB1,438,641 and loans receivable of RMB7,500,000.

As the acquirees are unlisted companies, the fair value measurements for the non-controlling interest and previously held equity interest are estimated with reference to the purchase price per share as of the acquisition date and adjustment for the lack of control or lack of marketability.

Goodwill was recognized as a result of expected synergies from combining operations of the Group and acquired business and other intangible assets that do not qualify for separate recognition. Goodwill is not amortized and is not deductible for tax purposes. In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. All the acquired business has been migrated to the Group’s business. The Group concluded that it has only one reporting unit. Accordingly, goodwill is allocated to one single reporting unit.